EXHIBIT 1.2


                          THE COMPANIES ACTS 1931- 1993

                                   ISLE OF MAN

                        PUBLIC COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       OF

                                TOUCAN MINING PLC


      Adopted by a Special Resolution of the Members dated 4th August 1999.


1. The regulations contained in Table A in the First Schedule to the Comparison Act 1931 shall not apply to the Company.

2.

(1) In these Articles if consistent with the subject or context the following words shall bear the following meanings:

     THE ACTS:                 the Companies Acts 1931 to 1993 and any statutory
                               modification or re-enactment thereof for the time being in force.

     THESE ARTICLES:           these Articles of Association of the Company as
                               originally framed or from time to time altered.

     THE GROUP:                the Company and any subsidiary or subsidiaries
                               for the time being of the Company.

     THE HOLDER:               in relation to shares the member whose name is
                               entered in the register of members as the holder of the shares.

     LISTING: the admission of the share capital of the Company (or any part thereof) to the List maintained by any recognized stock or securities exchange in any part of the world.

     OFFICE: the registered office of for the time being of the Company.

     PAID UP:                  paid up or credited as paid up.



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     THE SEAL:                 the common seal of the Company.

     SECRETARY:                any person appointed by the directors to perform
                               the duties of the secretary of the Company including (subject to the provisions of the Acts) an assistant or deputy secretary.

     SHARES:                   Ordinary Shares of (pound)0.10 each.



(2) Save as aforesaid words or expressions contained in these articles shall if not inconsistent with the subject or context bear the same meaning as in the Acts.

(3) Words importing the singular number shall include the plural number and vice versa. Words importing the masculine gender shall include the feminine and persons shall include firms or corporations and vice versa.

(4) References to writing shall include typewriting, printing, lithography, photography and any other modes of representing or reproducing words in a legible and non-transitory form.

(5) Where for any purpose an ordinary resolution of the Company is required a special or extraordinary resolution shall also be effective and where for any purpose an extraordinary resolution of the Company is required a special resolution shall also be effective.

(6) The headings are inserted for convenience only and shall not affect the construction of these Articles.

SHARE CAPITAL
-------------

3.

(1) The authorized share capital of the Company at the date of adoption of these Articles is (pound)1,000,000.00 divided into 10,000,000 shares of (pound)0.10 each.

(2) The shares shall entitle the holders thereof to the rights and subject them to the restrictions and provisions hereinafter appearing and shall, except where otherwise provided herein, confer upon the holders thereof the same rights.

4. Subject to these Articles, the Company may in accordance with and subject to the provisions of the Acts in force for the time being:

(1) give financial assistance for the purpose of any acquisition of shares in the Company or its holding company but only as permitted by Section 6 of the Companies Act 1992;




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(2)  issue  shares  which are to be redeemed or are liable to be redeemed at the option of the Company or the holder thereof except that no redeemable shares may be issued at any time when there are no issued shares of the Company which are not redeemable Provided Always that any purchase by the Company of redeemable shares not made through a recognized Stock Exchange or by tender shall be limited to a maximum price determined by the Company in General Meeting and that purchase by tender shall be available to all shareholder alike;

(3)  purchase its own shares including its own redeemable shares;

(4) make payment in respect of the redemption or purchase of any of its own paid up shares out of the distributable profits of the Company or the proceeds of a fresh issue of shares and as to redemption on such date or dates (to be fixed prior to the issue of such shares) and terms and in such manner as may be determined at any time or times by the directors Provided Nevertheless that the amount to be paid on redemption shall be fixed on and by the terms of issue of the shares.

     Provided Always that any shares purchased or redeemed by the Company shall be treated as canceled.

5. Subject to the provisions of these Articles, the unissued shares for the time being in the capital of the Company shall be at the disposal of the directors who may allot grant options over or otherwise dispose of the same to such persons and on such terms as they think fit.

6. Without prejudice to any rights attached to any existing shares any shares may be issued with such rights or restrictions as the Company may by ordinary resolution determine.

7. The Company may exercise the powers of paying commission conferred by the Acts. Subject to the provisions of the Acts, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other. The Company may also on any issue of shares capital pay such brokerage as may be lawful.

8. Except as required by law no person shall be recognized by the Company as holding any share upon any trust and (except as by these articles or by law otherwise provided) the Company shall not be bound by or to recognize (even when having notice thereof) any interest in any share except an absolute right to the entirety thereof in the holder.


VARIATION OF RIGHTS


9. Subject to the provisions of the Acts, if at any time the capital of the Company is divided into different classes of shares the rights attached to any class may be varied or abrogated either while the Company is a going concern or during or in contemplation of a winding up with the consent in writing of the holders of two-thirds in nominal value of the issued shares of that class or with the sanction of any special resolution passed at a separate meeting of the holders



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     of the  shares of that  class but not  otherwise.  To every  such  separate meeting the provisions of these articles relating to general meetings shall apply but so that the necessary quorum at any such meeting shall be two persons together holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question.

10. Unless otherwise expressly provided by the rights attached to any shares, those rights shall be deemed to be varied by the reduction of the capital paid upon those shares and by the creation or issues of further shares ranking in priority for payment of a dividend or in respect of capital or which confer on the holders voting rights more favorable than those conferred by such first mentioned shares but shall not otherwise be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or subsequent thereto.

SHARE CERTIFICATE
-----------------

11.

(1) Every person whose name is entered as a member in the register of members shall be entitled without payment to one certificate for all the shares of each class held by him including where appropriate a balance certificate or upon payment for every certificate after the first of such reasonable sum as the directors may determine to several certificates each for one or more of his shares. Every certificate shall be under the seal or an official seal kept by virtue of the Stock Exchange (Competition of Bargains) (Isle of Man) Act 1979 and shall specify the number class and distinguishing numbers of the shares to which it relates and the amount or respective amounts paid up thereon. The Company shall not be bound to issue more than one certificate for shares held jointly by several persons and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

(2) Share certificates and subject to the provisions of any instrument constituting or securing the same certificates issued under the seal in respect of any debentures need not be signed or counter-signed or the signatures may be affixed thereto by such mechanical means as may be determined by the directors.

12. If a share certificate be defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnify and payment of the expenses incurred by the Company in investigating evidence as the directors may determine but otherwise free of charge and (in the case of defacement or wearing-out) on delivery up of the old certificate.

13. The Company shall have a first and paramount lien in every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The directors may at any time declare any share to be wholly or in part exempt from the provision of this article. The Company's lien on a share shall extend to all dividends or other moneys payable in respect of it.

14. The Company may sell in such manner as the directors determine any shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not



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     paid within fourteen days after notice in writing  demanding payment of the sum presently payable and giving notice of intention to sell in default has been given to the holder of the share or the person entitled to it by reason of the death or bankruptcy of the holder.

15. To give effect to any such sale the directors may authorize some person to execute an instrument of transfer of the shares sold to or in accordance with the directions of the purchaser. The title of the transferee to the shares shall not be affected by any irregularity in the proceedings in reference to the sale.

16. The net proceeds of the sale after payment of the costs shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue shall (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES AND FORFEITURES
-------------------------------

17. Subject to the provisions of these articles, and to the terms of allotment, the directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium) and each member shall (subject to receiving at least fourteen clear days' notice specifying when and where payment is to be made) pay to the Company as required by the notice, the amount called on his shares. A call may be required to be paid by installments. A call may, before receipt by the Company of a sum due thereunder, be revoked in whole or in part and payment of a call may be postponed in whole or part. A Member shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect whereof the call was made.

18. A call shall be deemed to have been made at the time when the resolution of the directors authorizing the call was passed.

19. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

20. If a call remains unpaid after it has become due and payable, the person from whom the sum is due shall pay interest in the unpaid sum from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or if no rate is fixed at such rate not exceeding 10 per cent per annum as the directors may determine but the directors shall be at liberty to waive payment of such interest wholly or in part.

21. A sum payable in respect of a share on allotment or at any fixed date whether in respect of nominal value or premium or as installment of a call shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that sum had become due and payable by virtue of a call.




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22.  The directors may on the issue of shares differentiate  between the holders as to the amount of calls to be paid and the times of payment.

23. The directors may receive from any member willing to advance the same all or any part of the money unpaid upon the shares held by him beyond the sums actually called up thereon as a payment in advance of calls and such payment in advance of calls shall extinguish so far as the same shall extend the liability upon the shares in respect of which it is advanced or so much thereof as from time to time exceeds the amount of the calls then made upon the shares in respect of which it has been received at such rate as the member paying such sum and the directors agree; but provided that any such payment in advance of calls shall not entitle the holder of the shares to participate in respect thereof in a dividend subsequently declared.

24. If any call or installment of a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than fourteen clear days' notice requiring payment of the amount unpaid together with any interest which may have accrued. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with any share in respect of which it was given may before the payment required by the notice has been made be forfeited by a resolution of the directors and the forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before the forfeiture.

25. Subject to the provisions of the Acts, a forfeited share may be sold re-allocated or otherwise disposed of on such terms and in such manner as the directors determine either to the person who was before the forfeiture the holder or to any other person. Where, for the purpose of its disposal a forfeited share is to be transferred to any person, the directors may authorize some person to execute an instrument of transfer of the share to that person.

26. A person, any of whose shares have been forfeited, shall cease to be a member in respect of them and shall surrender to the Company for cancellation the certificate for the share forfeited but shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him to the Company in respect of those shares with interest at such rate as may be fixed by the terms of allotment of the shares or in the notice of the call or if no rate is fixed at such rate not exceeding 12 per cent per annum as the directors may determine from the date of forfeiture until payment, but the directors may waive payment wholly or in part or enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

27. A statutory declaration by a director or the secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it against all persons claiming to be entitled to the share and the declaration shall (subject to the execution of any instrument of transfer if necessary) constitute a good title to the share and the person to whom the share the share is disposed of shall not be bound to see to the application of the consideration if any nor shall his title to the share be affected by an irregularity in the proceedings in reference to the forfeiture of disposal of the share.




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TRANSFER OF SHARES
------------------

28. The instrument of transfer of a share may be in any usual form or in any other form which the directors may approve and shall be executed by or on behalf of the transferor and unless the share is fully paid by or on behalf of the transferee.

29. The directors may in their absolute discretion, and without giving any reason, refuse to register the transfer of a share which is not fully paid; but if they do so, they shall within two months after the date on which the transfer was lodged with the Company or its Registrars, send to the transferee notice of the refusal.

30. The directors may also decline to recognize an instrument of transfer unless:

(a) it is lodged at the office or at such other place as the directors may appoint and is accompanied by the certificate for the shares to which it relates and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

(b)  it is in respect of only one class of share; and

(c)  it is in favor of not more than four transferees.

31. The registration of transfers of shares or debentures or of any class of shares or debentures may be suspected at such times and for such periods (not exceeding thirty days in any year) as the directors may determine.

32. No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to any share of debenture.

33. All instruments of transfer which are registered shall be retained by the Company, but any assignment of transfer which the directors refuse to register shall be returned to the person depositing it.

34. The company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof and all dividend mandates and notifications of change of address at any time after the expiration of two years from the date of recording thereof and all share certificates which have been canceled at any time after the expiration of one year from the date of the cancellation thereof and it shall be conclusively presumed in favor of the Company that every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed as duly and properly made that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered that every share certificate so destroyed was a valid and effective certificate duly and properly canceled and that every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company; provided that:



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(a)  this  article  shall  apply only to the  destruction  of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

(b) nothing in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as set out in this article or in any other circumstances which would not attach to the Company in the absence of this article;

(c) references in this article to the destruction of any document include references to the disposal thereof in any manner.

35. The Company shall be entitled to sell at the best price reasonably obtainably any share held by a member or any share to which a person is entitled by transmission if all of the following stipulations are complied within relation thereto:

(1) for a period of 12 years no check or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share at his registered address or at the last known address given by the member or the person entitled by transmission as the address to which the checks and warrants are to be sent has been cashed and no communication has been received by the Company from the member or person concerned:

(2) the Company has at the expiration of the said period of 12 years by advertisement in both a leading London newspaper and in a newspaper circulating in the area in which the address referred to in paragraph (1) of its article located given notice of its intension to sell such share; and

(3) the Company has not during the further period of three months after the date of the advertisement and prior to the sale of the share received any communication from the member or person entitled by transmission;

     and for the purpose of giving effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such shares and such instrument shall be as effective as if it had been executed by the registered holder of or person entitled by transmission to such share. The Company shall be liable to account without interest to the member or other person entitled to such share for the net proceeds of such sale and shall be deemed to be his debtor and not trustee for him in respect of the same.

36. Nothing in these articles shall preclude the directors from recognizing a renunciation of the allotment of any share by the allotee in favor of some other person.

TRANSMISSION OF SHARES
----------------------

37. If a member dies the survivor or survivors where he was a joint holder and his legal personal representatives where he was a sole holder or the only survivor of joint holders shall be the only person recognized by the Company as having any title to his interest; but nothing herein



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     contained  shall release the estate of a deceased member from any liability in respect of any share which had been jointly held by him.

38. A person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may upon such evidence being produced as the directors may properly require elect either to become the holder of the share or to have some person nominated by him registered as the transferee. If he elects to become the holder he shall give notice to the Company to that effect. If he elects to have another person registered, he shall execute an instrument of transfer of the share to that person. All the provisions of these articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if it were any instrument of transfer signed by the member and the death or bankruptcy of the member had not occurred.

39. A person becoming entitled to a share by reason of the death or bankruptcy of a member or otherwise by operation of law shall have the rights to which he would be entitled if he were the holder of the share except that he shall not, before being registered as the holder of the share, be entitled in respect of it to attend or vote at any meeting of the Company or at any separate meeting of the holders of any class of shares in the Company.

STOCK
-----

40. The Company may by ordinary resolution convert any paid up shares into stock and reconvert any stock into paid up shares of any denomination. After the passing of any resolution converting all the fully paid up shares of any class in the capital of the Company into stock any shares of that class which subsequently become fully paid up and rank pari passu in all other respects with the shares so converted shall by virtue of this article and such resolution be converted into stock transferable in the same units as the shares already converted.

41. The holder of stock may transfer the same or any part thereof in the same manner and subject to the same regulation as would have applied to the shares from which the stock arose if they had not been converted or as near thereto as circumstances admit but the directors may from time to time as they think fit fix the minimum amount of stock transferable but so that such minimum shall not exceed the nominal amount of each of the shares from which the stock arose.

42. The holder of stock shall according to the amount of the stock held by them have the same rights privileges and advantages in all respects as if they held shares from which the stock arose provided that no such privilege or advantage (except participation in dividends and profits of the Company and in the assets on a winding up) shall be conferred by an amount of stock which would not if existing in shares have conferred such privilege or advantage.

43. All the provisions of these articles applicable to paid up shares shall apply to stock in all such the words "share" and "member" shall include "stock" and "stockholder" respectively.




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ALTERATION OF CAPITAL
---------------------

44. The Company may by ordinary resolution:

(a) increase its capital by such sum to be divided into shares of such amount as the resolution prescribes;

(b) consolidated and divide all or any of its shares into shares of larger amount;

(c) subject to the provisions of the Acts, sub-divide its shares or any of them into shares of smaller amount than is fixed by the memorandum and the resolution may determine that as between the shares resulting form the sub-division any of them may have preference or advantage as compared with the others as the Company has power to attach to unissued or new shares; and

(d) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so canceled.

45. Subject to the provisions of the Acts, the Company may by Special Resolution reduce its share capital, any capital redemption reserve and any share premium account in any way.

46. Whenever, as a result of any consolidation of shares, any member or members would become entitled to fractions of a share, the directors may for the purpose of eliminating such fractions, sell the shares representing the fractions for the best price reasonably obtainable and distribute the proceeds of sale in due proportion among the members who would have been entitled to the fractions of shares and, for the purpose of any such sale, the directors may authorize some person to execute an instrument of transfer of the shares representing the fractions to or in accordance with the directions of the purchaser. The transferee shall not be bound to see to the application of the purchase money, nor shall all his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

GENERAL MEETINGS
----------------

47. Subject to the provisions of the Acts, the annual general meeting shall be held at such time and place as the directors may determine. Not more than fifteen months shall elapse between the date of one annual general meeting and that of the next.

48. All general meetings, other than an annual general meeting, shall be called extraordinary general meetings.

49. The directors may, whenever they think fit, convene an extraordinary general meeting and, extraordinary general meetings shall also be convened on such requisition or in default, may be convened by such requisitionists as provided by Section113 of the Companies Act 1931. If at any time there are not within the Isle of Man sufficient directors capable of acting to form a quorum, any director or any two members of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the directors.

NOTICE OF GENERAL MEETINGS
--------------------------

50. Subject to the provisions of the Acts, an annual general meeting and an extraordinary meeting for the passing of a special resolution shall be called by twenty-one days' notice at the least and all other extraordinary general meeting shall be called by fourteen days' notice at the least. The notice shall be exclusive of the day on which it is served or deemed be served and of the day for which it is given. Every notice shall be in writing and shall specify the place, the day and the time of the meeting and (in the case of special business) the general nature of such business and in the case of an annual general meeting shall specify the meeting as such. Notices shall be given in manner hereinafter mentioned to all the members other than those who under the provisions of these articles, or under the rights attached to the shares held by them, are not entitled to receive the notice and to the auditors for the time being of the Company.

51. The accidental omission to give notice of a meeting to or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS
-------------------------------

52. All business shall be deemed special that is transacted at an extraordinary general meeting. All business that is transacted at an annual general meeting shall also be deemed special with the exception of declaring dividends, the consideration of the accounts and balance sheets and the reports of the directors and auditors and other documents required to be annexed to the balance sheet, the appointment of directors in the place of those retiring (whether by rotation or otherwise), and the re-appointment of the retiring auditors (other than retiring auditors who have been appointed by the directors to fill a casual vacancy) and the fixing of the remuneration of the auditors.

53. No business shall be transacted at any meeting unless a quorum is present. Save as otherwise provided in these articles, three persons entitled to vote upon the business to be transacted each being a member or a duly authorized representative of a corporation, which is a member shall be a quorum for all purposes.

54. If a quorum is not present within half an hour from the time appointed for the meeting, or if during a meeting a quorum ceases to be present, the meeting if convened on the requisition of or by members shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the directors may determine. If at the adjourned meeting a quorum is not present within fifteen minutes from the time appointed for the meeting, the members present shall be a quorum.

55. The chairman (if any) of the Board of Directors, or in his absence, the Deputy Chairman or in the absence of both of them some other director nominated by the directors, shall preside as chairman at every general meeting of the Company, but if neither the chairman, nor the deputy chairman, nor such other director (if any) is present within fifteen minutes after the time appointed for holding the meeting, or if any such person who is present is unwilling to act, the directors present shall elect one of their number present to be chairman.

56. If no director is willing to act as chairman, or if no director is present within fifteen minutes after the time appointed for holding the meeting, the members present and entitled to vote shall choose one of their number to be chairman.

57. A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the Company.

58. The Chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at an adjourned meeting other than business which might lawfully have been transacted at the Meeting; but it shall not be necessary to specify in the notice the nature of the business to be transacted at the adjourned meeting. Save as aforesaid, it shall not be necessary to give notice of an adjournment.

59. If an amendment shall be proposed to any resolution under consideration but shall in good faith be ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

60. A resolution put to the vote of a meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands, a poll is duly demanded. A poll may be demanded:

(a)  by the chairman; or

(b) by not less than three members present in person or by proxy and having the right to vote at the meeting; or

(c) by a member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d) by a member or members holding shares of the Company conferring a right to vote at the meeting being shares on which the aggregate sum has been paid up equal to not less than one- twentieth of the total sum paid up on all the shares conferring that right.

61. Unless a poll is duly demanded, a Declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the book containing the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against the resolution.

62. The demand for a poll may before the poll is taken be withdrawn with the consent of the chairman and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made.

63. Except as provided in article 66, a poll shall be taken as the chairman may direct and he may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

64. In the case of an equality of votes whether on a show of hands or on a poll, the chairman shall be entitled to a casting vote in addition to any other vote he may have.

65. A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time and place as the chairman directs not being more than thirty days from the conclusion of the meeting. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

66. No notice need be given of a poll not taken forthwith if the time and place at which it is to be taken are announced at the meeting in respect of which it is demanded. In any other case at least seven days' notice shall be given specifying the time and place at which the poll is to be taken.

VOTES OF MEMBERS
----------------

67. Subject to any rights or restrictions attached to any shares on a show of hands, every member who (being an individual) is present in person or (being a corporation) is present by a duly authorized representative, shall have one vote and on a poll every member shall have one vote for every share of which he is the holder.

68. In the case of joint holders the vote of the senior who tenders a vote whether in person or by representative or proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names of the holders stand in the register of members.

69. A member in respect of whom an order has been made by any competent court by reason of mental disorder may vote whether on a show of hands or on a poll by his committee receiver curator bonis or other person authorized in that behalf by that Court who may on a poll vote by proxy. Evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote shall be deposited at the office or at such other place as is specified in accordance with these articles for the deposit of instruments of proxy not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised or in the case of a poll not taken on the same day as the meeting or adjourned meeting at which it is demanded not less than 24 hours before the time appointed for the taking of the poll and in default the right to vote shall not exercisable.

70. Unless the directors otherwise determine, no member shall vote at any general meeting, either in person, or by representative or proxy in respect of any share held by him unless all moneys presently payable by him in respect of that share have been paid.

71. No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is tendered and every vote not disallowed at the meeting shall be valid for all purposes. Any objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

72. On a poll, votes may be given either personally or by representative or proxy (who need not be a member). A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses the same way.

73. The instrument appointing a proxy shall be in writing in any usual form or in any other form which the directors may approve and shall be executed by or on behalf of the appointor. A corporation may execute a form of proxy either under its common seal or under the hand of a duly authorized officer. A member may appoint more than one proxy to attend on the same occasion. Deposit of an instrument of proxy shall not preclude a member from attending and voting at the meeting or at any adjournment thereof.

74. The instrument appointing a proxy, and any authority under which it is executed, or a copy certified notarially, or in some other way approved by the directors, shall be deposited at the office, or at such other place within the Isle of Man as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or in the case of a poll not taken on the same day as the meeting or adjourned meeting at which it is demanded, not less than 24 hours before the time appointed for the taking of the poll and in default, the instrument of proxy shall be invalid.

75. A vote given or poll demanded by proxy, or by the duly authorized representative of a corporation, shall be valid notwithstanding the previous determination of the authority of the person voting or demanding a poll unless notice of the determination was received by the Company at the office, or at such other place at which the instrument of proxy was duly deposited before the commencement of the meeting, or adjourned meeting at which the vote is given, or the poll demanded or (in the case of a poll not taken on the same day as the meeting or adjourned meeting) the time appointed for taking the poll.

76. The instrument appointing a proxy to vote at a meeting shall be deemed also to confer authority (i) to demand or join in demanding a poll (and for the purposes of article 61, a demand by a person as proxy for a member or as the duly authorized representative for a corporate member shall be the same as a demand for the member); and (ii) to vote on a poll on the election of a chairman and on a motion to adjourn a meeting.

77. If any votes are counted which ought not to have been counted or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting or at any adjournment thereof, and it is in the opinion of the chairman of the meeting of sufficient magnitude to vitiate the result of the meeting.

78. No instrument appointing a proxy shall be valid after the expiration of twelve months from the date named in it as the date of its execution except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting, in cases where the meeting was originally held within twelve months from such date.

79. The directors may at the expense of the Company send by post or otherwise to the members instrument of proxy (with or without provision for their return prepaid) for use at any general meeting or at any separate meeting of the holders of any class of shares of the Company either in blank or nominating in the alternative anyone or more of the directors or any other person. If for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company's expense, they shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote thereat.

CORPORATIONS ACTING BY REPRESENTATIVES
--------------------------------------

80. Any corporation which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or at any separate meeting of the holders of any class of shares of the Company. The person so authorized shall be entitled to exercise the same power on behalf of such corporation as that corporation could exercise if it were an individual member of the Company and such corporation shall for the purposes of these presents be deemed to be present in person at any such meeting if a person so authorized is present thereat.

DIRECTORS
---------

81. The number of directors shall not be less than two. Subject as aforesaid, the Company may from time to time by ordinary resolution vary the minimum number and/or fix, and from time to time, vary a maximum number of directors.

82.  A director shall not require a share qualification.

83. Subject to ratification by the Company in general meeting, there shall be paid to the directors as remuneration for their services as directors such remuneration as the directors shall determine. The directors' remuneration shall be deemed to accrue from day to day. The directors shall also be entitled to be paid all traveling hotel and other expenses properly incurred by them in attending and returning from meetings of the directors or of committees of the directors or general meetings or otherwise in connection with the discharge of their duties or the business of the Company.

84. Any director who at the request of the Board of Directors performs special duties or provides any special services or goes or resides abroad for any purposes of the Company, may be paid such remuneration as the Board may determine.

ALTERNATE DIRECTORS
-------------------

85. Any director (other than an alternate director) may appoint any other director, or any other person approved by the directors to be an alternate director, and may remove from office an alternate director so appointed by him. An alternate director shall be entitled to receive notices of all meetings of directors to attend and vote at any such meeting at which the director appointing him is not personally present and generally to perform all the functions of his appointor as a director in his absence. An alternate director shall cease to be an alternate director if his appointor ceases to be a director; but if a director retires by rotation or otherwise but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate director made by him which was in force immediately prior to his retirement shall continue after his re-appointment. Every appointment and removal of an alternate director shall be in writing executed by the director making or revoking the appointment and (in the case of an appointment) by the person appointed and shall be sent to or left at the office.

86. Save as otherwise provided in these articles, an alternate director shall be deemed for all purposes to be a director and shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the director appointing him. The remuneration of any alternate director shall be payable out of the remuneration payable to the director appointing him and shall consist of such part (if any) of the last-mentioned remuneration as shall be agreed between the alternate director and the director appointing him.

POWERS OF DIRECTORS
-------------------

87. Subject to the provisions of the Acts and these articles and to any directions given by special resolution, the directors may exercise all the powers of the Company. No alteration of the articles and no such direction shall invalidate any prior act of the directors which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this article shall not be limited by any special power given to the directors by the articles and a meeting of directors at which a quorum is present may exercise all powers exercisable by the directors.

88. The directors may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of its undertaking property and assets (both present and future) including its uncalled capital and subject to the Acts to issue debentures and other securities whether outright or as collateral security for any debt liability or obligation of the Company or of any third party.

89. If any uncalled capital of the Company is included in or charged by any mortgage or other security, the directors may delegate to the person in whose favor such mortgage or security is executed or to any other person in trust for him the power to make calls on the members in respect of such uncalled capital and to sue in the name of the Company or otherwise for the recovery of moneys becoming due in respect of calls so made and to give valid receipts for such moneys and the power so delegated shall subsist during the continuance of the mortgage or security notwithstanding any change of directors and shall be assignable if expressed so to be.

90. All checks, promissory notes, draft bills of exchange and other negotiable or transferable instruments and all receipts for moneys paid to the Company shall be signed drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the directors may from time by resolution determine.

DELEGATION OF DIRECTORS' POWERS
-------------------------------

91. The directors may establish any councils committees, local boards or agencies for managing any of the affairs of the Company, either in the Isle of Man, the United Kingdom or elsewhere, and may appoint any persons to be members of such local boards or any managers or agents and may fix their remuneration, and may delegate to any council committee, local board manger or agent any of the powers, authorities and discretions vested in the directions vested in the directors with power to sub-delegate, and may authorize the members of any local board or any of them to fill any vacancies therein and to act notwithstanding vacancies, and any such appointment or delegation may be made upon such terms and subject to such conditions as the directors may think fit and the directors may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

92. The directors may from time to time, and at any time, appoint any corporation firm or person or any fluctuating body of persons whether nominated directly or indirectly by the directors to the agent of the Company for such purposes and with such power authorities and discretions (not exceeding those vested in or exercisable by the director under these articles) and for such period and subject to such conditions as they may think fit and any such appointment may contain such provisions for the protection and convenience of persons dealing with any such agent as the directors may think fit and may also authorize any such agent to sub-delegate all or any of the powers, authorities and discretions vested in him.

93. The Company may exercise the powers conferred upon the Company by section 104 of the Companies Act 1931 with regard to the keeping of a dominion register, and the directors may (subject to the provisions of those sections) make and vary such regulations as they may think fit, respecting the keeping of any such register

APPOINTMENT AND RETIREMENT OF DIRECTORS
---------------------------------------

94. No person shall unless recommended by the directors, be appointed a director at any general meeting unless not less than seven nor more than twenty-one days before the date appointed for the meeting, notice executed by a member qualified to vote at the meeting has been given to the Company of the intention to propose that person for appointment together with notice executed by that person of his willingness to be appointed.

95. At a general meeting, a motion for the appointment of two or more persons as directors by a single resolution shall not be made unless a resolution that it shall be so made has been first agreed to by the meeting without any vote being given against it and for the purposes of this article, a motion for approving a person's appointment, or for nominating a person for appointment, shall be treated as a motion for his appointment.

96. The Company may, by ordinary resolution, increase or reduce the number of directors and may appoint a person to be a director either to fill a vacancy, or as an additional director, may also determine the rotation in which any additional directors are to retire.

97. The directors may appoint a person to be a director either to fill a vacancy or as an additional director provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the articles as the maximum number of directors. A director so appointed shall hold office only until the next following annual general meeting and if not then re-appointed, shall vacate office and shall not be taken into account in determining the directors who are to retire by rotating at the meeting.

98. A director who retires at an annual general meeting may be re-appointed. If he is not reappointed or deemed to have been re-appointed, he shall retain office until the meeting appoints someone in his place or if it does not do so until the end of the meeting.

99. Any contract of employment entered into by a director with the Company shall not include a term that it is to be for a period exceeding five years unless such term is first approved by ordinary resolution.

QUALIFICATION AND REMOVAL OF DIRECTORS
--------------------------------------

100. Without prejudice to the provisions of the Acts, the Company may by special resolution remove a director before the expiration of his period of office (but such removal shall be without prejudice to any claim such director may have for breach of any contract of service between him and the Company) and may by ordinary resolution appoint another person in his stead. The person so appointed shall be subject to retirement at the same time as if he had become a director on the day on which the director in whose place he is appointed was last appointed or re-appointed a director.

101. The office of a director shall be vacated if:

(a) he ceases to be a director by virtue of any provision of the Acts or he becomes prohibited by law from being a director; or

(b) he becomes a bankrupt or makes any arrangement or composition with his creditors generally;

(c) an order is made by a court of competent jurisdiction by reason of his mental disorder for his detention or for the appointment of any person to exercise powers with respect to his property or affairs; or

(d) he resigns his office by notice in writing under his hand sent of or left at the office or (being a director who has agreed to serve as director for a fixed term) he offers in writing under his hand to resign and the directors shall resolve to accept the offer; or

(e) in the case of a director who holds any executive office, his appointment as such is terminated or expires and the directors resolve that he ceases to be a director; or

(f) he shall for more than six months have been absent without permission of the directors from meetings of directors held during that period and his alternate director (if any) shall not during that period have attended any such meeting in his stead and the directors resolve that his office be vacated.

102. No director shall vacate his office as a director on or by reason of his attaining or having attained the age of seventy or any other age and any director retiring or liable to retire under the provisions of these articles and any person proposed to be appointed a director shall be capable of being appointed or re-appointed as a director notwithstanding that he has attained the age of seventy and no special notice need be given of any resolution for the appointment or re-appointment as a director of a person who shall have attained the age of seventy and it shall not be necessary to give to the members notice of the age of any director or person proposed to be appointed or re-appointed as such.

EXECUTIVE DIRECTORS
-------------------

103. The directors may from time to time appoint any one or more of their body to be the holder of any executive office on such terms as they think fit and may revoke or vary any such appointment. The appointment of a director to any executive office as aforesaid shall automatically be terminated if he ceases for any reason to be a director. Any revocation or termination of any such appointment shall be without prejudice to any claim for breach of any contract between the director and the Company. A director so appointed shall be subject to retirement by rotation and shall receive such remuneration (whether by way of salary commission participation in profits and partly in one way and partly in another or others or otherwise) as the directors may determine.

104. The directors may entrust to and confer upon any director appointed to any such executive office any of the powers exercisable by them as directors other than the power to make telephone calls or forfeit shares upon such terms and conditions and with such restrictions as they think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

DIRECTORS' APPOINTMENTS AND INTERESTS
-------------------------------------

105. A director, including an alternate director, may hold any other office or place of profit under the Company (other than the office of auditor of the Company or any subsidiary of the Company) in conjunction with his office of director and may act in a professional capacity to the Company on such terms as to tenure of office remuneration and otherwise as the directors may determine.

106. Subject to compliance with the provisions of the Acts, no director or intending director including an alternate director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any other office or place of profit or as vendor, purchaser or otherwise and subject to the interest of the director concerned being duly declared as required by article 109, no such contract or any contract or arrangement entered into by or on behalf of the Company in which any director is in any way interested whether directly or indirectly shall be liable to be avoided nor shall any director so contracting or being so interested be liable to account to the Company for any profit realized by such contract or arrangement by reason of such director holding that office or of the fiduciary relation thereby established.

107. Any director including an alternate director may become or continue to be a director or other officer or member of or otherwise interested in any other company promoted by the Company or in which the Company may be interested or which is a holding company of the Company or a subsidiary of any such holding company or as a member or otherwise, and no such director shall be accountable for any remuneration or other benefits received by him as a director or other officer or member of or from his interest in any such other company. The directors may exercise the voting power conferred by the shares of any other company held or owned by the Company or exercisable by them as directors of any such holding company or subsidiary in such manner in all respects as they think fit (including the exercise thereof in favor of any resolution appointing themselves or any of them directors or other officers of such company or voting or providing for the payment of remuneration to themselves as directors or other officers of such company).

108. A director, including an alternate director, who is to his knowledge in any way, whether directly or indirectly interested in a contract or arrangement or proposed contract or with the Company, shall declare the nature of his interest at a meeting of the directors. In the case of a proposed contract or arrangement, the declaration shall be made at the meeting of the directors at which the question of entering into the contract is first taken into consideration if he knows his interest then exists or if the director was not at the date of that meeting interested in the proposed contract or arrangement or becomes aware of his interest after it is made, the declaration shall be made at the first meeting of the directors held after the director becomes so interested or knows that he is or has become so interested. In a case where the director is interested in a contract or arrangement which has been made before he was appointed a director, the declaration shall be made at the first meeting of the directors held after he is so appointed.

109. For the purposes of the last preceding article, a general notice given to the directors by any director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may after the date of the notice be made with that company or firm shall (if such director shall give the scam at a meeting of the directors or shall take reasonable steps to secure that it is brought up and read at the next meeting of the directors after it is given) be deemed a sufficient declaration of interest in relation to any contract so made.

DIRECTORS GRATUITIES AND PENSIONS
---------------------------------

110. The directors may establish and maintain or procure the establishment and maintenance of any pension or superannuation funds (whether contributory or otherwise) for the benefit of and give or procure the giving of donations, gratuities, pensions, allowances and emoluments to any persons who are or were at any time in the employment or service of the Company or of any company which is a subsidiary of the Company or is allied to or associated with the Company or any such subsidiary or of any of the predecessors in business of the Company or any such other company as aforesaid or who may be or have been directors or officers of the Company or of any such other company as aforesaid and who hold or have held executive positions or agreements for service with the Company or any such other company as aforesaid and the wives, families and dependents of any such persons and also establish, subsidize and subscribe to any institutions, associations, societies, clubs or funds calculated to be for the benefit of or to advance the interest and well-being of the Company or of any such other company as aforesaid or of any such person as aforesaid and make payments for or towards the insurance of any such person as aforesaid and subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public general or useful object and do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Subject to particulars with respect to the proposed payment being disclosed to the members of the Company and to the proposal being approved by the Company by ordinary resolution, if the Acts shall so require any director who holds or has held any such executive position or agreement for services shall be entitled to participate in and retain for his own benefit any such donation, pension, allowance or emolument.

PROCEEDINGS OF DIRECTORS
------------------------

111. The directors may regulate their proceedings as they think fit. A director may, and the secretary at the request of a director shall, call a meeting of the directors. Any director may waive notice of a meeting and any such waiver may be retrospective. Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A director who is also an alternate director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

112. The quorum for the transaction of the business of the directors may be fixed by the directors and unless so fixed at any other number, shall be two. An alternate director who is not himself a director shall be counted in the quorum.

113. The  continuing  directors,   or  a  sole  continuing  director,   may  act
     notwithstanding any vacancies in their number, but if the number of directors is less than the number fixed as the quorum they may act only for the purposes of filling vacancies or of calling a general meeting. If there are no directors or director able and willing to act then any two members may summon a general meeting for the purpose of appointing directors.

114. The directors may from time to time elect from their number and remove a chairman and/or vice-chairman of the board of directors and determine the period for which they are to hold office. The chairman, or in his absence, the vice-chairman shall preside at all meetings of directors, but if there is no chairman, nor the vice-chairman is present within five minutes after the time appointed for the meeting, or if neither of them is willing to act as chairman, the directors present may choose one of their number to be chairman of the meeting.

115. All acts done bona fide by a meeting of directors or of a committee of directors or by a person acting as a director shall, notwithstanding that it may afterwards be discovered that there was a defect in the appointment of any director or that any of them were disqualified from holding office or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director and had been entitled to vote.

116. A resolution is writing signed by all the directors or of a committee of directors shall be as valid and effectual as if it had been passed at a meeting of directors or (as the case may be) a committee of directors duly convened and held as may consist of several documents in the like form, each signed by one or more directors.

117. A meeting of the directors for the time being at which a quorum is present, shall be competent to exercise all powers and discretions for the time being exercisable by the directors. A meeting may be held by telephone.

118. The directors may delegate any of their powers of discretion to committees of one or more members of their body and (if thought fit) one or more other persons as hereinafter provided. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations which may from time to time be imposed by the directors. Any such regulations may provide for or authorize the appointment to the committee of persons other than directors and for such persons to have voting rights as members of the committee but so that (i) the number of persons so appointed shall be less than one-half of the total number of members of the committee and (ii) no resolution of the committee shall be effective unless a majority of the members of committee present at the meeting are directors.

119. The meetings and proceedings of any such committee consisting of two or more members shall be governed by the provisions of these articles regulating the meetings and proceedings of the directors so far as the same are applicable and are not superseded by any regulations made by the directors under the last preceding article.

120. Save as otherwise provided by these articles, a director shall not vote at a meeting of directors or of a committee of directors on any resolution concerning a matter in respect of which he has duty which conflicts with his duty to the Company or in which has directly or indirectly a material interest otherwise than by virtue of his interests in shares or debentures or other securities of or otherwise through the Company, unless his interest arises only because the resolution relates to:

(a) the giving to him of a guarantee security or indemnity in respect of money lent to or an obligation incurred by him for the benefit of the Company or any of its subsidiaries:

(b) the giving to a third party of a guarantee security or indemnity in respect of an obligation of the Company or any of its subsidiaries for which the director has assumed responsibility in whole or part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security:

(c) a proposal concerning the offer of any share, debentures or other securities of the Company or any of its subsidiaries for subscription or purchase in which he is or is to be interested as a participant in the underwriting or sub-underwriting thereof;

(d) a retirement benefits scheme which has been approved or is conditional upon approval by the Assessor of Income Tax or other competent authority for taxation purposes;

(e) any arrangement for the benefit of the employees, including but without being limited to, an employees' share scheme under the director benefits in a similar manner as the employees and which does not accord to any director as such any privilege or advantage not generally accorded to the employees to whom the arrangement relates;

(f) any other Company in which he is interested directly or indirectly and whether as an officer or shareholder or otherwise, howsoever provided that he is not the holder of or beneficially interested in 1 per cent or more of any class of the equity share capital of such company (or of any third company through which his interest is derived) or of the voting rights available to members of the relevant company (any such interest being deemed for the purposes of this article to be a material interest in all circumstances).

121. A director shall not be counted in the quorum present at a meeting in relation to a resolution on which he is not entitled to vote.

122. Subject to the provisions of the Acts, the Company may by ordinary resolution suspend or relax to any extent either generally or in respect of any particular matter any provision of the articles prohibiting a director from voting at a meeting of directors or of a committee of directors and may ratify any transactions not duly authorized by reason of a contravention of any such provision.

123. Where proposals are under consideration concerning the appointment of two or more directors to offices or employments with the Company or anybody corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately, and if not debarred under the proviso to paragraph (f) of article 121, each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his own appointment.

124. If a question arises at a meeting of directors or of a committee of directors as to the materiality of a director's interest or as to the entitlement of a director to vote, the question may before the conclusion of the meeting be referred to the chairman of the meeting and his ruling in relation to any director other than himself shall be final and conclusive.

MINUTES
-------

125. The directors shall cause minutes to be made in books kept for the purpose:

(a)  of all appointment of officers made by the directors;

(b) of the names of the directors present at each meeting of directors and of any committee of directors;

(c) of all proceedings at meetings of the Company of the holders of any class of shares in the Company and of the directors and of committees of directors.

     Any such minute if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting shall be evidence of the proceedings.

SECRETARY
---------

126. The  secretary  shall be appointed in  accordance  with the  provisions  of section 19 of the Companies Act 1982 and may be removed by the directors.

127. Anything by the Acts required or authorized to be done by or to the secretary may, if the office is vacant or there is for any other reason no secretary capable of acting, be done by or to any assistant or deputy secretary, or if there is no assistant or deputy secretary capable of acting by or to any officer of the Company authorized generally or specially in that behalf by the directors; provided that any provision of the Acts or of these articles requiring or authorizing a thing to be done by or to a director and secretary shall not be satisfied by its being done by or to the same person acting both as director and as or in the place of the secretary.

THE SEAL
--------

128. The directors shall provide for the safe custody of the seal, which shall be used only by the authority of a resolution of the directors or of a committee of the directors authorized in that behalf by the directors. The directors may from time to time make such regulations as they think fit (subject to the provisions of these articles in relation to share and debenture certificates) determining the persons and the number of such persons who shall sign every instrument to which the seal is affixed and until otherwise so determined, every such instrument shall be signed by one director and shall be countersigned by the secretary or another director.

129. The Company may have an official seal for use abroad under section 32 of the Companies Act 1931 where and as the directors shall determine and the Company may by writing under the seal appoint any agent or committee abroad to be the duly authorized agent of the Company for the purpose of affixing the seal and may impose such restrictions on the use thereof as shall be thought fit. Wherever in these articles reference is made to the seal, the reference shall, when and so far as may be applicable, be deemed to include any such official seal as aforesaid.

DIVIDENDS
---------

130. The Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the directors. No dividend shall be paid otherwise than out of profits.

131. The directors may, if they think fit, pay interim dividends if it appears to them that they are justified by the profits of the Company. If the share capital is divided into different classes, the directors may pay interim dividends on shares which confer deferred or non-preferred preferential rights with regard to dividend but no interim dividend shall be paid on shares carrying deferred or non-preferred rights is, at the time of payment, any preferential dividend is in arrear. The directors may also pay at intervals settled by them any dividend payable at a fixed rate, if it appears to them that the profits for distribution justify the payment. Provided that the directors act in good faith, they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

132. Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up (otherwise than in advance of calls) on the shares on which the dividend is paid. Subject as aforesaid, all dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portions or portions of the period in respect of which the dividend is paid.